April 13, 2012 F I N A N C I A L R E S U L T S 1Q12

1Q12 Financial highlights  1Q12 net income of $5.4B; EPS of $1.31; revenue of $27.4B1  1Q12 results included the following significant items  Fortress balance sheet strengthened  Basel I Tier 1 common3 of $128B, ratio of 10.4%  Estimated Basel III Tier 1 common3 of $128B, ratio of 8.4% Pretax Net income 2 EPS 2 Corporate – Expense for additional litigation reserves, predominantly for mortgage-related matters ($2,514) ($1,559) ($0.39) Investment Bank – DVA losses (907) (562) (0.14) Card Services – Benefit from reduced credit card loan loss reserves 750 465 0.12 Real Estate Portfolios – Benefit from reduced loan loss reserves 1,000 620 0.16 Corporate – Washington Mutual bankruptcy settlement 1,126 687 0.17 $mm, excluding EPS 1 See note 1 on slide 20 2 Assumes a tax rate of 38%, except for Washington Mutual bankruptcy settlement taxed at 39% 3 See note 3 on slide 20 1 F I N A N C I A L R E S U L T S

1Q12 4Q11 1Q11 Revenue (FTE)1 $27,417 $5,219 $1,626 Credit costs 726 (1,458) (443) Expense 18,345 3,805 2,350 Reported net income $5,383 $1,655 ($172) Net income applicable to common stock $5,017 $1,592 ($119) Reported EPS $1.31 $0.41 $0.03 ROE2 12% 8% 13% ROTCE2,3 16 11 18 $ O/(U) 1Q12 Financial results1 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/under 3 See note 4 on slide 20 $mm, excluding EPS 2 F I N A N C I A L R E S U L T S

# Investment Bank[1]

| $mm | | | |
|---|---|---|---|
| | | $ O/(U) | |
| | 1Q12 | 4Q11 | 1Q11 |
| Revenue | $7,321 | $2,963 | ($912) |
| Investment banking fees | 1,375 | 256 | (404) |
| Fixed income markets | 4,664 | 2,173 | (574) |
| Equity markets | 1,294 | 515 | (112) |
| Credit portfolio | (12) | 19 | 178 |
| Credit costs | ($5) | ($277) | $424 |
| Expense | 4,738 | 1,769 | (278) |
| Net income | $1,682 | $956 | ($688) |
| **Key statistics ($B)[2]** | | | |
| EOP loans | $72.7 | $71.1 | $57.8 |
| Allowance for loan losses | 1.4 | 1.4 | 1.3 |
| Nonaccrual loans | 0.9 | 1.2 | 2.6 |
| Net charge-off rate[3] | (0.21)% | 1.26% | 0.93% |
| ALL/Loans[3] | 2.06 | 2.11 | 2.52 |
| Overhead ratio | 65 | 68 | 61 |
| Comp/revenue | 40 | 27 | 40 |
| ROE[4] | 17 | 7 | 24 |
| EOP equity | $40 | $40 | $40 |
| VaR ($mm)[5] | 81 | 75 | 83 |

[1] See note 1 on slide 20
[2] Actual numbers for all periods, not over/under
[3] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[4] Calculated based on average equity of $40B
[5] Average trading and credit portfolio VaR at 95% confidence level

- Net income of $1.7B on revenue of $7.3B
  - DVA loss of $907mm
  - ROE of 17%, 23% excl. DVA
- IB fees of $1.4B, down 23% YoY on lower industry volumes
  - Continue to rank #1 in YTD Global IB fees
- Fixed income and Equity markets revenue of $6.0B ($6.4B excl. DVA). Excluding DVA:
  - Fixed income revenue of $5.0B, down 2% YoY
  - Equity revenue of $1.4B, down 4% YoY
  - Solid client flows across products
- Credit portfolio revenue of $413mm excl. DVA
- Nonaccrual loans down 67% YoY
- Expense of $4.7B, down 6% YoY, driven by lower compensation expense

FINANCIAL RESULTS
3
JPMorgan Chase & Co.

1Q12 4Q11 1Q11 Net interest income $3,925 ($33) ($161) Noninterest revenue 3,724 1,287 2,344 Revenue $7,649 $1,254 $2,183 Expense 5,009 287 109 Pre-provision profit $2,640 $967 $2,074 Credit costs (96) (875) (1,295) Net income $1,753 $1,220 $2,152 ROE2,3 27% 8% (6)% EOP equity ($B)2 $26.5 $25.0 $25.0 Memo: RFS net income excl. Real Estate Portfolios $1,235 $691 $1,472 ROE excl. Real Estate Portfolios 2,4 34% 15% (7)% $ O/(U) Retail Financial Services1  Net income of $1.8B, compared with a net loss of $399mm in the prior year  Revenue of $7.6B, up 40% YoY  Credit cost benefit of $96mm reflected lower net charge-offs and a $1.0B reduction in the allowance for loan losses  Expense of $5.0B, up 2% YoY $mm 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/under 3 Calculated based on average equity; average equity for 1Q12, 4Q11 and 1Q11 was $26.5B, $25.0B and $25.0B, respectively 4 Calculated based on average equity; average equity for 1Q12, 4Q11 and 1Q11 was $14.8B, $14.5B and $14.5B, respectively 4 F I N A N C I A L R E S U L T S

1Q12 4Q11 1Q11 Net interest income $2,675 ($39) $16 Noninterest revenue 1,585 (18) (172) Revenue $4,260 ($57) ($156) Expense 2,866 18 67 Pre-provision profit $1,394 ($75) ($223) Credit costs 96 (36) (23) Net income $774 ($28) ($119) Key drivers1 ($B) Average total deposits $380.8 $367.9 $352.1 Deposit margin 2.68% 2.76% 2.88% Checking accounts (mm) 27.0 26.6 26.6 # of branches 5,541 5,508 5,292 Business Banking originations $1.5 $1.4 $1.4 Business Banking loans (EOP) 17.8 17.7 17.0 Investment sales 6.6 4.7 6.6 Client investment assets (EOP) 147.1 137.9 138.2 # of active mobile customers (mm) 8.6 8.4 6.0 $ O/(U) Retail Financial Services Consumer & Business Banking $mm Key drivers Financial performance 1 Actual numbers for all periods, not over/under  Consumer & Business Banking net income of $774mm, down 13% YoY  Net revenue of $4.3B, down 4% YoY, driven by lower debit card revenue reflecting the impact of the Durbin Amendment  Expense up 2% YoY due to investments in sales force and new branch builds  Credit costs of $96mm, down 19% YoY  Average total deposits of $380.8B, up 8% YoY and 3% QoQ  Checking accounts up 2% YoY and QoQ  Business Banking originations up 8% YoY and 11% QoQ  Client investment assets up 6% YoY and 7% QoQ 5 F I N A N C I A L R E S U L T S

# Retail Financial Services

## *Mortgage Production and Servicing*

| $mm | 1Q12 | $ O/(U) 4Q11 | 1Q11 |
|---|---|---|---|
| **Production** | | | |
| Production-related revenue excl. repurchase losses | $1,619 | $550 | $722 |
| Production expense | 573 | 55 | 149 |
| Income excl. repurchase losses | $1,046 | $495 | $573 |
| Repurchase losses | (302) | 88 | 118 |
| Income before income tax expense | $744 | $583 | $691 |
| **Servicing** | | | |
| Servicing-related revenue | $1,151 | $29 | ($57) |
| MSR asset amortization | (351) | 55 | 212 |
| Servicing expense | 1,151 | 226 | (175) |
| Income/(loss), excl. MSR risk management | ($351) | ($142) | $330 |
| MSR risk management | 191 | 568 | 1,427 |
| Income/(loss) before income tax expense/(benefit) | ($160) | $426 | $1,757 |
| Net income | $461 | $719 | $1,591 |
| **Key drivers[1] ($B)** | | | |
| Mortgage loan originations | $38.4 | $38.6 | $36.2 |
| Retail channel originations | 23.4 | 23.1 | 21.0 |
| Mortgage application volume | 59.9 | 52.6 | 45.2 |
| 3rd party mtg loans svc'd (EOP) | 884.2 | 902.2 | 955.0 |
| Headcount[2] | 50,106 | 49,189 | 40,396 |

[1] Actual numbers for all periods, not over/under
[2] Headcount for total Mortgage Banking

### Financial performance

- Mortgage Production and Servicing net income of $461mm, compared with a net loss of $1.1B in the prior year
- Record production pretax income of $744mm, up $691mm YoY, reflecting wider margins and higher volumes
  - Repurchase losses of $302mm, down 28% YoY
- Net servicing-related revenue, after MSR asset amortization, of $800mm, up 24% YoY
- Servicing expense down $175mm YoY; prior year included approximately $450mm of incremental expense for foreclosure-related matters
- MSR risk management income of $191mm, compared with a $1.2B loss in prior year

### Key drivers

- Mortgage originations of $38.4B, up 6% YoY and relatively flat QoQ
  - Retail channel originations (branch and direct to consumer) up 11% YoY and relatively flat QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

# Retail Financial Services

## *Real Estate Portfolios*

| $mm | 1Q12 | $ O/(U) 4Q11 | $ O/(U) 1Q11 |
|---|---|---|---|
| Revenue | $1,081 | $21 | ($83) |
| Expense | 419 | (13) | 64 |
| Pre-provision profit | $662 | $34 | ($147) |
| Net charge-offs | 808 | (68) | (268) |
| Change in allowance | (1,000) | (770) | (1,000) |
| Credit costs | (192) | (838) | (1,268) |
| Net income | $518 | $529 | $680 |
| **Key statistics[1] ($B)** | | | |
| Average home equity loans owned[2] | $99.1 | $102.0 | $111.1 |
| Average mortgage loans owned[2] | 95.5 | 98.2 | 107.7 |
| EOP NCI owned portfolio | 128.3 | 132.5 | 145.4 |
| ALL/ EOP loans[3] | 6.01% | 6.58% | 6.68% |
| Nonaccrual loans ($mm) | $7,018[4] | $5,933 | $7,042 |
| Net charge-offs ($mm) | 808 | 876 | 1,076 |
| Home equity | 542 | 579 | 720 |
| Prime mortgage, including option ARMs | 131 | 151 | 161 |
| Subprime mortgage and other | 135 | 146 | 195 |
| Net charge-off rate[3] | 2.49% | 2.58% | 2.95% |
| Home equity | 2.85 | 2.90 | 3.36 |
| Prime mortgage, including option ARMs | 1.21 | 1.33 | 1.32 |
| Subprime mortgage and other | 5.33 | 5.46 | 6.64 |

[1] Actual numbers for all periods, not over/under
[2] Includes purchased credit-impaired loans acquired as part of the WaMu transaction
[3] Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction. An allowance for loan losses of $5.7B, $5.7B and $4.9B was recorded for these loans at March 31, 2012, December 31, 2011 and March 31, 2011, respectively. To date, no charge-offs have been recorded for these loans
[4] Includes $1.6B of performing junior liens that are subordinate to nonaccrual senior liens; such junior liens are now being reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Of the total, $1.4B were current at March 31, 2012

- Real Estate Portfolios net income of $518mm, compared with a net loss of $162mm in the prior year
- Total net revenue of $1.1B, down 7% YoY driven by a decline in net interest income, resulting from portfolio runoff
- Credit cost benefit of $192mm
  - Delinquency trends continued to improve in 1Q12
  - Net charge-offs improved compared to 4Q11, but remain at elevated levels
  - Reduction in allowance for loan losses of $1B
- Expect total quarterly net charge-offs below $900mm
- Reporting change – Nonaccrual loans now includes $1.6B of "high risk seconds"; $1.4B are current

FINANCIAL RESULTS

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JPMorgan Chase & Co.

# Card Services & Auto[1]

| $mm | 1Q12 | $ O/(U) 4Q11 | 1Q11 |
|---|---|---|---|
| Revenue | $4,714 | ($100) | ($77) |
| Credit costs | 738 | (322) | 385 |
| Expense | 2,029 | 4 | 112 |
| Net income | $1,183 | $132 | ($351) |
| ROE[2,3] | 29% | 26% | 39% |
| EOP Equity ($B)[3] | $16.5 | $16.0 | $16.0 |
| **Card Services — Key drivers[3] ($B)** | | | |
| Avg outstandings | $127.6 | $128.6 | $132.5 |
| Sales volume[4] | 86.9 | 93.4 | 77.5 |
| New accts opened (mm)[4] | 1.7 | 2.2 | 2.6 |
| Net revenue rate | 12.22% | 12.26% | 12.18% |
| Net charge-off rate[5] | 4.37 | 4.29 | 6.81 |
| 30+ Day delinquency rate[5] | 2.55 | 2.81 | 3.55 |
| **Merchant Services — Key drivers[3] (B)** | | | |
| Bank card volume | $152.8 | $152.6 | $125.7 |
| # of total transactions | 6.8 | 6.8 | 5.6 |
| **Auto — Key drivers[3] ($B)** | | | |
| Avg outstandings – Auto | $47.7 | $46.9 | $47.7 |
| Avg outstandings – Student | 13.3 | 13.5 | 14.4 |
| Auto originations | 5.8 | 4.9 | 4.8 |

[1] See note 1 on slide 20
[2] Calculated based on average equity; 1Q12, 4Q11 and 1Q11 average equity was $16.5B, $16.0B and $16.0B, respectively
[3] Actual numbers for all periods, not over/under
[4] Excludes Commercial Card
[5] See note 5 on slide 20

## Card Services & Auto

- Net income of $1.2B, down 23% YoY
- Revenue of $4.7B, down 2% YoY and QoQ
- Credit costs of $738mm
  - Reduction of $750mm to the allowance for loan losses compared with a $2.0B reduction in the prior year
  - Net charge-offs are down 37% YoY and 5% QoQ
- Expense of $2.0B, up 6% YoY, primarily related to a non-core product that is being exited

## Key drivers

**Card Services**

- Average outstandings of $127.6B, down 4% YoY and 1% QoQ
- Sales volume[4] of $86.9B, up 12% YoY (up 15% YoY excl. the impact of the Kohl's portfolio sale), and down 7% QoQ
- Net charge-off rate[5] of 4.37%, down from 6.81% in 1Q11 and up from 4.29% in 4Q11

**Auto**

- Average auto outstandings flat YoY and up 2% QoQ
- Auto originations up 21% YoY and 18% QoQ

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

# Commercial Banking[1]

| $mm | | | |
|---|---|---|---|
| | | $ O/(U) | |
| | 1Q12 | 4Q11 | 1Q11 |
| Revenue | $1,657 | ($30) | $141 |
| Middle Market Banking | 825 | 15 | 70 |
| Corporate Client Banking | 337 | 11 | 47 |
| Commercial Term Lending | 293 | (6) | 7 |
| Real Estate Banking | 105 | (10) | 17 |
| Other | 97 | (40) | - |
| Credit costs | $77 | $37 | $30 |
| Expense | 598 | 19 | 35 |
| Net income | $591 | ($52) | $45 |
| **Key statistics ($B)[2]** | | | |
| Average loans and leases | $113.8 | $109.9 | $99.6 |
| EOP loans and leases | 115.8 | 112.0 | 100.2 |
| Average liability balances[3] | 200.2 | 199.1 | 156.2 |
| Allowance for loan losses | 2.7 | 2.6 | 2.6 |
| Nonaccrual loans | 1.0 | 1.1 | 2.0 |
| Net charge-off rate[4] | 0.04% | 0.36% | 0.13% |
| ALL/loans[4] | 2.32 | 2.34 | 2.59 |
| Overhead ratio | 36 | 34 | 37 |
| ROE[5] | 25 | 32 | 28 |
| EOP equity | $9.5 | $8.0 | $8.0 |

[1] See note 1 on slide 20
[2] Actual numbers for all periods, not over/under
[3] Includes deposits and deposits swept to on-balance sheet liabilities
[4] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[5] Calculated based on average equity; average equity of $9.5B, $8.0B and $8.0B for 1Q12, 4Q11 and 1Q11, respectively

- Net income of $591mm, up 8% YoY
- Revenue of $1.7B, up 9% YoY
- EOP loan balances up 16% YoY and 3% QoQ; Middle Market loans up 19% YoY
  - 7th consecutive quarter of increased loan balances; 8th for Middle Market
- Average liability balances of $200.2B, up 28% YoY
- Credit costs of $77mm; net charge-off rate of 0.04%
  - Nonaccrual loans down 49% YoY
- Expense up 6% YoY; overhead ratio of 36%

FINANCIAL RESULTS

9

JPMORGAN CHASE & CO.

# Treasury & Securities Services[1]

| $mm | 1Q12 | $ O/(U) 4Q11 | $ O/(U) 1Q11 |
|---|---|---|---|
| Revenue | $2,014 | ($8) | $174 |
| Treasury Services | 1,052 | 1 | 161 |
| Worldwide Securities Services | 962 | (9) | 13 |
| Expense | $1,473 | ($90) | $96 |
| Credit allocation income/(expense)[2] | 3 | 63 | (24) |
| Net income | $351 | $101 | $35 |
| **Key statistics[3]** | | | |
| Average liability balances ($B)[4] | $357.0 | $364.2 | $265.7 |
| Assets under custody ($T) | 17.9 | 16.9 | 16.6 |
| EOP trade finance loans ($B) | 35.7 | 36.7 | 25.5 |
| Pretax margin | 27% | 19% | 26% |
| ROE[5] | 19 | 14 | 18 |
| EOP equity ($B) | $7.5 | $7.0 | $7.0 |
| TSS firmwide revenue | 2,685 | 2,691 | 2,445 |
| TS firmwide revenue | 1,723 | 1,720 | 1,496 |
| TSS firmwide average liab bal ($B)[4] | 557.1 | 563.3 | 421.9 |

[1] See note 1, 7 and 8 on slide 20
[2] IB and TSS share the economics related to the Firm's GCB clients. Included within this allocation are net revenue, provision for credit losses as well as expense
[3] Actual numbers for all periods, not over/under
[4] Includes deposits and deposits swept to on-balance sheet liabilities
[5] Calculated based on average equity; 1Q12, 4Q11, and 1Q11 average equity was $7.5B, $7.0B, and $7.0B, respectively

- Net income of $351mm, up 11% YoY and 40% QoQ
- Revenue of $2.0B, up 9% YoY and relatively flat QoQ
  - TS revenue of $1,052mm, up 18% YoY
  - WSS revenue of $962mm, up 1% YoY
- Liability balances up 34% YoY
- Record assets under custody of $17.9T, up 8% YoY
- Expense up 7% YoY, primarily driven by continued expansion into new markets, and down 6% QoQ

FINANCIAL RESULTS
10
JPMORGAN CHASE & CO.

1Q12 4Q11 1Q11 Revenue $2,370 $86 ($36) Private Banking 1,279 67 (38) Institutional 557 (1) 14 Retail 534 20 (12) Credit costs $19 ($5) $14 Expense 1,729 (23) 69 Net income $386 $84 ($80) Key statistics ($B)2 Assets under management $1,382 $1,336 $1,330 Assets under supervision 2,013 1,921 1,908 Average loans 59.3 54.7 44.9 EOP loans 64.3 57.6 46.5 Average deposits 127.5 121.5 95.3 Pretax margin3 26% 22% 31% ROE4 22 18 29 EOP equity $7.0 $6.5 $6.5 $ O/(U) Asset Management1 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/under 3 See note 8 on slide 20 4 Calculated based on average equity; average equity of $7.0B, $6.5B and $6.5B for 1Q12, 4Q11 and 1Q11 respectively 5 See note 9 on slide 20  Net income of $386mm, down 17% YoY  Revenue of $2.4B, down 1% YoY  Record assets under management of $1.4T, up 4% YoY  QoQ, AUM net outflows of $8B due to outflows of $25B from liquidity products, largely offset by inflows of $17B to long-term products  Record assets under supervision of $2.0T, up 6% YoY  Good investment performance  76% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years  Expense up 4% YoY, due to increased headcount-related5 expense $mm 11 F I N A N C I A L R E S U L T S

# Corporate/Private Equity[1]

| Net Income ($mm) | | | |
|---|---|---|---|
| | | $ O/(U) | |
| | 1Q12 | 4Q11 | 1Q11 |
| Private equity | $134 | $223 | ($249) |
| Corporate | (697) | (1,009) | (1,036) |
| Net income | ($563) | ($786) | ($1,285) |

**Private Equity**

- Private Equity net revenue of $254mm
- Private Equity portfolio of $8.0B (5.6% of stockholders' equity less goodwill)

**Corporate**

- Noninterest revenue includes $1.1B (pretax) from the Washington Mutual bankruptcy settlement
- Noninterest expense includes an increase of $2.5B (pretax) for additional litigation reserves, predominantly for mortgage-related matters
  - Absent materially adverse developments that could change our views, we do not anticipate further material additions to these reserves over the course of this year
- Excluding these items, Corporate net income was $175mm[2]

[1] See note 1 on slide 20
[2] Corporate net loss of $697mm adjusted for expense for additional litigation reserves of ($1,559)mm (after-tax) and Washington Mutual bankruptcy settlement of $687mm (after-tax)

FINANCIAL RESULTS
12
JPMORGAN CHASE & CO.

## Fortress balance sheet

$B

| | 1Q12 | 4Q11 | 1Q11 |
|---|---|---|---|
| Basel I Tier 1 common capital[1,2] | $128 | $123 | $120 |
| Basel III Tier 1 common capital[1,2,3] | 128 | 122 | 116 |
| Basel I Risk-weighted assets[1] | 1,236 | 1,221 | 1,193 |
| Basel III Risk-weighted assets[1,2,3] | 1,532 | 1,546 | 1,594 |
| Total assets | 2,320 | 2,266 | 2,198 |
| Basel I Tier 1 common ratio[1,2] | 10.4% | 10.1% | 10.0% |
| Basel III Tier 1 common ratio[1,2,3] | 8.4 | 7.9 | 7.3 |

- Firmwide total credit reserves of $26.6B; loan loss coverage ratio of 3.11%[4]
- Global liquidity reserve of $432B[5]
- Increased the quarterly dividend to $0.30, up from $0.25
- Authorized a new $15B equity repurchase program
  - Up to $12B approved for 2012 and up to an additional $3B approved through the end of 1Q13
- Expect to redeem ~$10B of TruPS as they become callable, pursuant to CCAR

[1] Estimated for 1Q12
[2] See note 3 on slide 20, and the Basel I Tier 1 capital and Tier 1 capital ratio on page 43 of the Firm's first quarter 2012 earnings release financial supplement
[3] Represents the Firm's best estimate, based on its current understanding of proposed rules
[4] See note 2 on slide 20
[5] The Global Liquidity Reserve represents cash on deposit at central banks, and the cash proceeds expected to be received in connection with secured financing of highly liquid, unencumbered securities (such as sovereigns, FDIC and government guaranteed, agency and agency MBS). In addition, the Global Liquidity Reserve includes the Firm's borrowing capacity at the Federal Reserve Bank discount window and various other central banks and from various Federal Home Loan Banks, which capacity is maintained by the Firm having pledged collateral to all such banks. These amounts represent preliminary estimates which may be revised in the Firm's 10-Q for the quarter ending March 31, 2012

Note: Firmwide level 3 assets, reported at fair value, are estimated to be 5% of total Firm assets as of March 31, 2012

FINANCIAL RESULTS

13

JPMORGAN CHASE & CO.

# Outlook

## Retail Financial Services

- Consumer & Business Banking – 2012 outlook
  - Spread compression, given low interest rates, will negatively impact net income by $400mm+/-
  - Durbin Amendment will reduce net income by $600mm+/- on an annualized basis
- Mortgage Banking
  - Estimate realized repurchase losses of $350mm+/- per quarter
  - Expect total quarterly net charge-offs below $900mm
  - Real Estate Portfolios – Expect balances to further decline 10-15% in 2012, reducing annual net interest income by $500mm+/-

## Card Services

- Credit Card credit losses for 2Q12 of 4.25% +/-

## Corporate / Private Equity

- In 2012, Corporate quarterly net income, excluding Private Equity, and excluding significant nonrecurring items and litigation expense, could be $200mm+/-
  - Will depend on decisions related to repositioning of the investment securities portfolio

FINANCIAL RESULTS

14

JPMORGAN CHASE & CO.

Agenda Page 15 Appendix 15 F I N A N C I A L R E S U L T S

Consumer credit — Delinquency trends (Excl. purchased credit-impaired loans and WaMu and Commercial Card portfolios) Note: Delinquencies prior to September 2008 are heritage Chase Prime Mortgage excludes loans held-for-sale, Asset Management and U.S. Government-Insured loans 1 See note 5 on slide 20 2 “Payment holiday” in 2Q09 impacted 30+ day and 30-89 day delinquency trends in 3Q09 Credit card delinquency trend1,2 ($mm) $1,200 $2,600 $4,000 $5,400 $6,800 $8,200 Jun-08 Nov-08 Apr-09 Sep-09 Feb-10 Jul-10 Dec-10 May-11 Oct-11 Mar-12 30+ day delinquencies 30-89 day delinquencies Prime mortgage delinquency trend ($mm) Home equity delinquency trend ($mm) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Jun-08 Nov-08 Apr-09 Sep-09 Feb-10 Jul-10 Dec-10 May-11 Oct-11 Mar-12 $0 $1,000 $2,000 $3,000 $4,000 Jun-08 Nov-08 Apr-09 Sep-09 Feb-10 Jul-10 Dec-10 May-11 Oct-11 Mar-12 30 – 150 day delinquencies 150+ day delinquencies 30 – 150 day delinquencies 150+ day delinquencies Subprime mortgage delinquency trend ($mm) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Jun-08 Nov-08 Apr-09 Sep-09 Feb-10 Jul-10 Dec-10 May-11 Oct-11 Mar-12 30 – 150 day delinquencies 150+ day delinquencies 16 A P P E N D I X

17,050 16,179 15,503 14,841 13,441 11,928 11,005 9,993 10,605 38,186 35,836 34,161 32,266 29,750 28,520 28,350 27,609 25,871 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 0% 100% 200% 300% 400% 500% Coverage ratios are strong Loan loss reserve Nonperforming loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1  $25.9B of loan loss reserves in 1Q12, down ~$3.9B from $29.8B one year ago reflecting improved portfolio credit quality; loan loss coverage ratio of 3.11%1 1 See note 2 on slide 20 2 NPLs include $1.6B of performing junior liens that are subordinate to nonaccrual senior liens; such junior liens are now being reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Of the total, $1.4B were current at March 31,2012 3 Peer average reflects equivalent metrics for key competitors. Peers are defined as C, BAC and WFC $mm 1Q12 4Q11 JPM 1 JPM 1 Peer avg. 3 Consumer LLR/Total loans 4.34% 4.69% 4.50% LLR/NPLs 2 187 237 186 Wholesale LLR/Total loans 1.52% 1.55% 1.46% LLR/NPLs 223 180 75 Firmwide LLR/Total loans 3.11% 3.35% 3.39% LLR/NPLs 2 194 223 153 Peer comparison 2 17 A P P E N D I X

Core net interest margin1 1 See note 6 on slide 20 2 NII from IB’s market-based activities reflects total IB net interest income less net interest income earned on IB loans 3 The core and market-based NII presented for 2009 represent the quarterly average for 2009 (total for 2009 divided by 4); the yield for all periods represent the annualized yield  Both Firmwide and Core NIM (9 bps lower) QoQ due to:  Debt-related gain in 4Q11  Changes in loan mix  Excess cash deposits with limited deployment opportunities  Continued positioning impact on NIM Core net interest income walk – 1Q12 ($B) Comments Net interest income trend 3.91% 3.85% 3.66% 3.66% 3.51% 3.54% 3.33% 3.14% 3.19% 3.10% 1.92% 1.77% 1.47% 1.42% 1.42% 1.43% 1.35% 1.45% 1.42% 1.29% 3.42% 3.32% 3.06% 3.01% 2.88% 2.89% 2.72% 2.66% 2.70% 2.61% FY2009 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Core NII Market-based NII Core NIM Market-based NIM JPM NIM 2 3 Avg. earning assets NII Yield Firm reported $1,822 $12 2.6% IB reported 560 2 1.4 Less IB loans 69 0 1.9 IB market-based activities $491 $2 1.3 Core $1,331 $10 3.1% 18 A P P E N D I X

# IB league tables

**League table results**

| | 1Q12 Rank | 1Q12 Share | FY11 Rank | FY11 Share |
|---|---|---|---|---|
| *Based on fees* | | | | |
| **Global IB fees**[1] | **1** | **7.9%** | **1** | **8.0%** |
| *Based on volumes* | | | | |
| **Global Debt, Equity & Equity-related** | **1** | **7.2** | **1** | **6.7** |
| US Debt, Equity & Equity-related | 1 | 11.7 | 1 | 11.1 |
| **Global Long-term Debt**[2] | **1** | **7.1** | **1** | **6.7** |
| US Long-term Debt | 1 | 11.4 | 1 | 11.2 |
| **Global Equity & Equity-related**[3] | **3** | **8.6** | **3** | **6.8** |
| US Equity & Equity-related | 3 | 11.3 | 1 | 12.5 |
| **Global M&A Announced**[4] | **1** | **22.3** | **2** | **18.5** |
| US M&A Announced | 1 | 21.7 | 2 | 27.1 |
| **Global Loan Syndications** | **2** | **9.0** | **1** | **10.9** |
| US Loan Syndications | 2 | 16.0 | 1 | 21.2 |

Source: Dealogic. Global Investment Banking fees reflects ranking of fees and market share. Remainder of rankings reflects transaction volume rank and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint

[1] Global Investment Banking fees rankings exclude money market, short-term debt and shelf deals

[2] Long-term debt rankings include investment-grade, high-yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities; and exclude money market, short-term debt, and U.S. municipal securities

[3] Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares

[4] Announced M&A reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking

- For 1Q12, JPM ranked:
  - #1 in Global IB fees
  - #1 in Global Debt, Equity & Equity-related
  - #1 in Global Long-term Debt
  - #1 in Global M&A Announced
  - #2 in Global Loan Syndications
  - #3 in Global Equity & Equity-related

APPENDIX

19

JPMORGAN CHASE & CO.

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. The ratio of the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of PCI loans. The allowance for loan losses related to the purchased credit-impaired portfolio totaled $5.7 billion, $5.7 billion and $4.9 billion at March 31, 2012, December 31, 2011, and March 31, 2011, respectively. 3. The Basel I Tier 1 common ratio is Tier 1 common divided by risk-weighted assets. Tier 1 common is defined as Tier 1 capital less elements of Tier 1 capital not in the form of common equity, such as perpetual preferred stock, noncontrolling interests in subsidiaries, and trust preferred capital debt securities. Tier 1 common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common along with other capital measures to assess and monitor its capital position. On December 16, 2010, the Basel Committee issued the final version of the Basel Capital Accord, commonly referred to as “Basel III.” The Firm’s estimate of its Tier 1 common ratio under Basel III is a non-GAAP financial measure and reflects the Firm’s current understanding of the Basel III rules and the application of such rules to its businesses as currently conducted, and therefore excludes the impact of any changes the Firm may make in the future to its businesses as a result of implementing the Basel III rules. The Firm’s estimates of its Basel III Tier 1 common ratio will evolve over time as the Firm’s businesses change, and as a result of further rule-making on Basel III implementation from U.S. federal banking agencies. Management considers this estimate as a key measure to assess the Firm’s capital position in conjunction with its capital ratios under Basel I requirements, in order to enable management, investors and analysts to compare the Firm’s capital under the Basel III capital standards with similar estimates provided by other financial services companies. The Firm’s understanding of the Basel III rules is based on information currently published by the Basel Committee and U.S. federal banking agencies. 4. Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. In management’s view, these measures are meaningful to the Firm, as well as analysts and investors, in assessing the Firm’s use of equity, and in facilitating comparisons with competitors 5. In Card Services & Auto, supplemental information is provided for Card Services, to provide more meaningful measures that ensure comparability with prior periods. The net charge-off rate and 30+ day delinquency rate presented include loans held-for-sale. 6. In addition to reviewing JPMorgan Chase's net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset /liability management), and deposit-raising activities, excluding the impact of IB's market-based activities. The chart presents an analysis of managed core net interest income and core net interest margin. These are non-GAAP financial measures due to the exclusion of IB's market-based net interest income and the related assets. Management believes the exclusion of IB's market-based activities provides investors and analysts a more meaningful measure to analyze non-market related business trends of the Firm and can be used as a comparable measure to other financial institutions primarily focused on core lending, investing and deposit-raising activities. Additional notes on financial measures 7. Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business. 8. Pretax margin represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors. 9. Headcount-related expense includes salary and benefits (excluding performance-based incentives), and other noncompensation costs related to employees. Notes on non-GAAP & other financial measures 20 A P P E N D I X

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2011, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 21 A P P E N D I X